Exhibit 99.1

FOR IMMEDIATE RELEASE

May 14, 2023

Sorrento Therapeutics, Inc.’s Bankruptcy Court Orders

Brokerage Firms to Credit Dividended Scilex Stock to Customers’ Accounts

and Sorrento Advises Holders of Dividended Scilex Stock to Contact

Brokerage Firms to Deliver the Stock to Individual Accounts

SAN DIEGO, May 14, 2023 – Sorrento Therapeutics, Inc. (OTC: SRNEQ, "Sorrento"), a biopharmaceutical company dedicated to the development of life-saving therapeutics to treat cancer, intractable pain, and infectious disease, today announced that, in connection with its ongoing chapter 11 case, the U.S. Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) has entered an order compelling certain brokerage firms to (on or before May 23, 2023) credit all shares of common stock of Scilex Holding Company (Nasdaq: SCLX) that Sorrento distributed to its stockholders on or around January 19, 2023 (the “Dividended Scilex Stock”) to their customers’ accounts.

In addition, the Bankruptcy Court ordered the brokerage firms to file a report with the Bankruptcy Court detailing as to each customer’s account, on an anonymous basis, the number of shares of Dividended Scilex Stock credited and the quoted price of such stock on a marked-to-market basis. The brokerage firms must also complete and file a report with the Bankruptcy Court regarding their compliance with the court’s order.

The Bankruptcy Court’s order approves a motion filed by the Official Committee of Equity Security Holders in Sorrento’s chapter 11 case, who had requested the relief. The committee of equity security holders was appointed in the case to act as a fiduciary for, and represent the interests of, all Sorrento stockholders. A copy of the order has been served on the brokerage firms via overnight mail and email.

WHAT SHOULD HOLDERS OF DIVIDENDED SCILEX STOCK DO NEXT?

Sorrento strongly urges all holders of Dividended Scilex Stock to contact their individual brokers to demand the following:

1.	That your shares of Dividended Scilex Stock be distributed into your individual brokerage account.
2.	That your broker provide real-time quotes on the Dividended Scilex Stock in your individual brokerage account.
3.	That your broker certify to the Bankruptcy Court such broker’s compliance with Regulation SHO and 17 C.F.R. § 240.15c3-3.

If holders of Dividended Scilex Stock are unable to reach their brokers and have their shares of Dividended Scilex Stock distributed to their individual accounts and/or real-time quotes provided on such stock in their individual accounts, Sorrento strongly urges such holders to notify Sorrento, and Sorrento will in turn notify the Bankruptcy Court of such situation. Such holders can submit a notification to Sorrento at sclxdividendshares@sorrentotherapeutics.com.

As previously announced, on April 25, 2023, the Bankruptcy Court entered an order extending the expiration of the restrictions on transfer of the Dividended Scilex Stock from May 11, 2023 to September 1, 2023 (or an otherwise earlier date to be determined, as set forth in the order).

About Sorrento Therapeutics, Inc.

Sorrento is a clinical and commercial stage biopharmaceutical company developing new therapies to treat cancer, pain (non-opioid treatments), autoimmune disease and COVID-19. Sorrento's multimodal, multipronged approach to fighting cancer is made possible by its extensive immuno-oncology platforms, including key assets such as next-generation tyrosine kinase inhibitors ("TKIs"), fully human antibodies ("G-MAB™ library"), immuno-cellular therapies ("DAR-T™"), antibody-drug conjugates ("ADCs"), and oncolytic virus ("Seprehvec™"). Sorrento is also developing potential antiviral therapies and vaccines against coronaviruses, including STI-1558 and COVI-MSC™; and diagnostic test solutions, including COVIMARK™.

Sorrento's commitment to life-enhancing therapies for patients is also demonstrated by our effort to advance a TRPV1 agonist, non-opioid pain management small molecule, resiniferatoxin ("RTX"), and SP-102 (10 mg, dexamethasone sodium phosphate viscous gel) (SEMDEXA™), a novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, and to commercialize ZTlido® (lidocaine topical system) 1.8% for the treatment of postherpetic neuralgia (PHN). RTX has been cleared for a Phase II trial for intractable pain associated with cancer and a Phase II trial in osteoarthritis patients. Positive final results from the Phase III Pivotal Trial C.L.E.A.R. Program for SEMDEXA™, its novel, non-opioid product for the treatment of lumbosacral radicular pain (sciatica), were announced in March 2022. ZTlido® was approved by the FDA on February 28, 2018.

For more information visit www.sorrentotherapeutics.com.

Forward-Looking Statements

This press release and any statements made for and during any presentation or meeting concerning the matters discussed in this press release contain forward-looking statements related to Sorrento and its subsidiaries under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements include statements regarding the potential timing of crediting the Dividended Scilex Stock to customers’ accounts by the brokerage firms, any early expiration of the restrictions on transfer on the Dividended Scilex Stock, Sorrento's ability to operate and grow its business, Sorrento’s liquidity following its previously announced debtor-in-possession financing (the “DIP financing”), Sorrento’s ability to safeguard its business operations and protect and maximize value for stakeholders, Sorrento's long-term objectives and commercialization plans, future opportunities for Sorrento, Sorrento's future business strategies, the expected cash resources of Sorrento and the expected uses thereof; Sorrento's current and prospective product candidates, planned clinical trials and preclinical activities and potential product approvals, as well as the potential for market acceptance of any approved products and the related market opportunity; statements regarding ELYXYB™, SP-102 (SEMDEXA™), SP-103, SP-104 or any of Sorrento's product candidates, if approved by the FDA; Sorrento's development and commercialization plans; and Sorrento's products, product candidates, technologies and prospects.

Risks and uncertainties that could cause Sorrento's actual results to differ materially and adversely from those expressed in our forward-looking statements, include, but are not limited to: Sorrento's ability to enforce on its arbitration award in the Cynviloq Arbitration, general economic, political and business conditions; risks related to the ongoing COVID-19 pandemic; the risk that the potential product candidates that Sorrento develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; risks relating to uncertainty regarding the regulatory pathway for Sorrento's product candidates; the risk that Sorrento will be unable to successfully market or gain market acceptance of its product candidates; the risk that Sorrento's product candidates may not be beneficial to patients or successfully commercialized; the risk that Sorrento has overestimated the size of the target patient population, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; risks that the results of the Phase 2 trial for SP-103 or Phase 1 trials for SP-104 may not be successful; risks that the prior results of the clinical trials of SP-102 (SEMDEXA™), SP-103 or SP-104 may not be replicated; regulatory and intellectual property risks; and other risks and uncertainties indicated from time to time and other risks set forth in Sorrento's filings with the SEC, and relating to the voluntary proceedings under Chapter 11 in the Bankruptcy Court (the "Chapter 11 Cases"), Sorrento's ability to continue operating in the ordinary course while the Chapter 11 Cases are pending, the timing and outcome of the Chapter 11 Cases, Sorrento's ability to obtain timely approval by the Bankruptcy Court of the motions filed in the Chapter 11 Cases and any effects of the Chapter 11 Cases on the enforcement of the arbitration award in the Cynviloq Arbitration and Sorrento’s ability to comply with the restrictions imposed by the terms and conditions of the DIP financing. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and we undertake no obligation to update any forward-looking statement in this press release except as may be required by law.

Contacts:

For Sorrento Therapeutics, Inc.

Media Contact

The Levinson Group

212-202-2754

Email: sorrento@tlgcommunications.com

Website: www.sorrentotherapeutics.com

For the Official Committee of Equity Security Holders

Counsel

Glenn Agre Bergman & Fuentes

Phone: 212-970-1600

Email: GABFsorrentoteam@glennagre.com

Sorrento® and the Sorrento logo are registered trademarks of Sorrento Therapeutics, Inc.

G-MAB™, DAR-T™, Seprehvec™, SOFUSA™, COVI-MSC™, COVIMARK™, Fujovee™ and Ovydso™ are trademarks of Sorrento Therapeutics, Inc.

SEMDEXA™ (SP-102) is a trademark of Semnur Pharmaceuticals, Inc. A proprietary name review by the FDA is planned.

All other trademarks are the property of their respective owners.